WEC Energy Group

Investor Update: **November 2020**

Our "ESG" Progress Plan:
A Five-Year Road Map for Investment

One of America's Most Responsible Companies for 2020
Newsweek

Finalist for the S&P Global Energy Award in Corporate Social Responsibility
S&P Global Platts

Best in the U.S. in Large Customer Satisfaction (Top 2 Box)
JD Power

We Energies named Most Reliable Utility in the Midwest
PA Consulting

Cautionary Statement Regarding Forward-Looking Information

Much of the information contained in this presentation is forward-looking information based upon management's current expectations and projections that involve risks and uncertainties. Forward-looking information includes, among other things, information concerning earnings per share, rate case activity, earnings per share growth, cash flow, sources of revenue, dividend growth and dividend payout ratios, sales volumes, capital plans, construction costs, investment opportunities, corporate initiatives (including any generation reshaping plan), rate base, and environmental matters (including emission reductions). Readers are cautioned not to place undue reliance on this forward-looking information. Forward-looking information is not a guarantee of future performance and actual results may differ materially from those set forth in the forward-looking information.

Factors that could cause actual results to differ materially from those contemplated in any forward-looking statements include, but are not limited to: general economic conditions, including business and competitive conditions in the company's service territories; timing, resolution and impact of rate cases and other regulatory decisions; the company's ability to continue to successfully integrate the operations of its subsidiaries; the extent, duration and impact of the COVID-19 pandemic; availability of the company's generating facilities and/or distribution systems; unanticipated changes in fuel and purchased power costs; key personnel changes; varying weather conditions; continued industry restructuring and consolidation; continued advances in, and adoption of, new technologies that produce power or reduce power consumption; energy and environmental conservation efforts; the company's ability to successfully acquire and/or dispose of assets and projects; cyber-security threats and data security breaches; construction risks; equity and bond market fluctuations; changes in the company's and its subsidiaries' ability to access the capital markets; the impact of tax reform and any other legislative and regulatory changes, including changes to environmental standards; political developments; current and future litigation and regulatory investigations, proceedings or inquiries; changes in accounting standards; the financial performance of American Transmission Co. as well as projects in which the company's energy infrastructure business invests; the ability of the company to obtain additional generating capacity at competitive prices; goodwill and its possible impairment; and other factors described under the heading "Factors Affecting Results, Liquidity and Capital Resources" in Management's Discussion and Analysis of Financial Condition and Results of Operations and under the headings "Cautionary Statement Regarding Forward-Looking Information" and "Risk Factors" contained in WEC Energy Group's Form 10-K for the year ended December 31, 2019, and in subsequent reports filed with the Securities and Exchange Commission. WEC Energy Group expressly disclaims any obligation to publicly update or revise any forward-looking information.

Although we have estimated the economic impacts of the COVID-19 pandemic on our business and have factored such impacts into our projections, the extent to which the COVID-19 pandemic may affect us depends on factors beyond our knowledge or control. Therefore, the ultimate impact of the COVID-19 pandemic on our business plans and operations, liquidity, financial condition and results of operations could vary from our current projections.

WEC Energy Group

Company Statistics

- **$31.7** billion market cap*
- **1.6** million electric customers
- **2.9** million natural gas customers
- **60%** ownership of American Transmission Company
- **$35.0** billion of assets
- **9th** largest publicly traded utility in U.S. measured by market value*



WPS
UPPER MICHIGAN ENERGY RESOURCES
we
MINNESOTA ENERGY RESOURCES
PEOPLES GAS
NORTH SHORE GAS
MICHIGAN GAS UTILITIES

* As of October 31, 2020

A History of Quality Earnings Growth


$4.00
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
$3.74 - $3.76
9%+ CAGR
'04 '05 '06 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 '17 '18 '19 '20
GAAP
Adjusted*
2020 Guidance

* See Appendix for reconciliation of adjusted amounts to GAAP amounts

Consistent Performance Over Time



The only utility to beat guidance every year for 16 years running

EPS Guidance		
2019	***Exceeded***	✓
2018	***Exceeded***	✓
2017	***Exceeded***	✓
2016	***Exceeded***	✓
2015	***Exceeded***	✓
2014	***Exceeded***	✓
2013	***Exceeded***	✓
2012	***Exceeded***	✓
2011	***Exceeded***	✓
2010	***Exceeded***	✓
2009	***Exceeded***	✓
2008	***Exceeded***	✓
2007	***Exceeded***	✓
2006	***Exceeded***	✓
2005	***Exceeded***	✓
2004	***Exceeded***	✓

Strong Dividend Growth Continues

In January, raised the dividend by **7.2%** to a new annual rate of **$2.53** per share

Targeting dividend payout of **65-70%** of earnings

Projecting dividend growth in line with earnings growth

Annualized Dividends Per Share



$0.80
$1.04
$1.20
$1.445
$1.56
$1.83*
$1.98
$2.08
$2.21
$2.36
$2.53**
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020

*Annualized based on 4th quarter 2015 dividend of $0.4575
**Annualized based on 1st quarter 2020 dividend of $0.6325

WEC Energy Group

One of the Top Performers in Operating Efficiency


2019 Non-Fuel O&M per MWh*
$80
$70
$60
$50
$40
$30
$20
$10
$0
$14.00
$15.30
WEC
$20.10
$20.80
$21.30
$23.30
$29.30
$30.24
AVERAGE
$45.00
$46.10
$67.20

The top 10 vertically integrated electric utilities by market cap

Source: FERC Form 1 Reports

*For all companies, excluded 1) pensions and other employee benefits, 2) costs reported as "transmission of electricity by others" to neutralize differences in ownership of the transmission utilized by each utility, and 3) costs reported as "rents" within the production section to control for difference in how power plants are owned and financed

What's New?



2021-2025 Capital Plan

Our ESG Progress Plan

Investing $16.1 billion for:

Efficiency

Sustainability

Growth

WEC Energy Group

2021-2025 Capital Plan *($ in billions)*

Investing in Efficiency and Sustainability Drives Growth

Sustainability	
Renewables	$4.1
Grid and fleet reliability	$6.3



$3.0
19%
$2.7
17%
$10.4
64%
$16.1 billion
Planned
Investment

Growth	
Gas distribution	$1.6
Electric (G,T&D)	$1.4

Efficiency	
Technology	$1.0
Grid and fleet modernization	$1.7

WEC Energy Group

ESG Progress Plan Continues to Support 5-7% EPS Growth

Increasing Five-Year Capital Plan by $1.1 Billion



$15,001
$1,838
$1,257
$480
$3,198
$2,760
$3,091
$2,377
Former Plan
$1.1 billion
$16,100
$2,188
$1,120
$487
$3,054
$3,023
$3,150
$3,078
New Plan
Energy Infrastructure
ATC*
MERC/MGU
Illinois
WI Gas Delivery**
WI Electric Delivery**
WI Generation**
$ In millions
2020-2024
2021-2025

*ATC is accounted for using the equity method; this represents WEC's portion of the investment
**Includes UMERC

WEC Energy Group

Robust Growth in Asset Base


7%
Growth
$21.4
billion
$32.2
billion
2019A
2025E*

*Estimated year-end average asset base

Allocating $1.9 Billion for Regulated Renewables

Investing in Carbon-Free Generation

Build and own 1,800 MW of new solar, wind, and battery storage







Currently Under Development or In-Service

- 200 MW solar – WPS*
- 100 MW solar – We Energies

New Planned Clean Energy Additions

- 800 MW solar
- 100 MW wind
- 600 MW battery storage

* 100MW in-service November 2, 2020

Reducing 100MW of Capacity

Modernizing Our Gas-Fueled Generation Fleet

Retiring

- 400 MW of older, less-efficient gas generation expected

Building

- 100 MW of RICE generation planned

Investing

- West Riverside Energy Center (now operational)*
  - 200 MW - combined cycle
  - $180 million investment expected
  - 2023 – 2024



Reciprocating Internal Combustion Engines (RICE) are modular, run on natural gas and allow for reliable and flexible operations.

* Pending due diligence and regulatory approval

Aggressively Reducing Coal-Fueled Generation

Plant retirements have lowered costs and reduced CO_2 emissions



4,935 MW
2017
Retirements
Pleasant Prairie 1,190 MW
Edgewater 100 MW
Pulliam 200 MW
Presque Isle 350 MW
3,095 MW
2020
Expected Future Retirements
Oak Creek Units 5-8* – 1,100MW
300MW to be determined in the next year
1,700 MW
2025E

* Expected retirement in 2023 - 2024

Our ESG Progress Plan

New Carbon Reduction Goals – Electric Generation



Achieved and anticipated CO_2 reductions (net mass)*
Baseline
-10%
-20%
-30%
-40%
-50%
-60%
-70%
-80%
-90%
-100%
2005
2019
2030
2050
Targeting a 55% reduction by 2025

Reduction goals:

70% below 2005 levels by 2030

Net carbon neutral by 2050

Goals aligned with the Paris Climate Accord

**Includes projection of potential carbon offsets by 2050*

Reducing Greenhouse Gas Emissions

Greenhouse gas intensity*
(metric tons CO_2e/MWh)


0.9
0.8
0.7
0.6
0.5
0.4
0.3
0.2
0.1
0
0.78
0.53
0.36
0.25
0**
2005
2019
2025E
2030E
2050E

**Includes owned electric generation, purchased power and WEC Infrastructure*
***Includes projection of potential carbon offsets by 2050*

Our ESG Progress Plan

Methane Reduction Goal


More than halfway toward our goal
0%
-10%
-20%
-30%
-40%
2011
2019
2030

Reduction Goal:*

30%

by the year 2030
from a 2011 baseline

*This goal represents a decrease in the rate of methane emissions from the natural gas distribution lines in our network of 30% per mile by the year 2030 from a 2011 baseline.

Allocating $2.2 Billion 2021-2025

Infrastructure Portfolio


ND
SD
NE
IL
In-service
Under development

In-Service	Capacity (MW)	Investment (in millions)
Upstream	200	$307
Bishop Hill III	132	$166
Coyote Ridge	97	$145
Total	**429**	**$618**

Under Development	Capacity	Investment
Blooming Grove	250	$389
Tatanka Ridge	155	$235
Thunderhead*	300	$381
Total	**705**	**$1,005**

Expect an additional $1.8 billion of investment over the five-year period

*Investment part of the 2021-2025 capital plan

Regional Economy



Powering Industry Leaders in our Region

FOXCONN®

GE

HARIBO

Milwaukee®

ULINE

amazon

NEXUS

Kroger

FRESENIUS KABI
caring for life

MOLSON Coors

KOMATSU

FINCANTIERI
MARINETTE MARINE

Wisconsin Segment

Broad Ranging Growth Driving Longer-Term Sales Forecast



Sales Growth Forecast
(weather-normalized)

Year-over-Year

	2022 - 2025
Electric	1.0% - 1.3%
Gas	1.0% - 1.3%

Key Takeaways for WEC Energy Group

- Track record of exceptional performance
- ESG Progress Plan supports 5-7% EPS growth with minimal impact on customer rates
- 100% of capital allocated to regulated businesses or contracted renewables
- Dividend growth projected to be in line with earnings growth
- No need to issue additional equity through forecast period
- Poised to deliver among the best risk-adjusted returns in the industry

Appendix

WEC Energy Group

WEC Energy Group

Electric Generation
- We Power
- We Energies
- WPS
- Upper Michigan Energy Resources

Electric Distribution
- We Energies
- WPS
- Upper Michigan Energy Resources

Natural Gas Distribution
- We Energies
- WPS
- Upper Michigan Energy Resources
- Peoples Gas
- North Shore Gas
- Minnesota Energy Resources
- Michigan Gas Utilities

Energy Infrastructure
- WEC Infrastructure LLC
- Bluewater Gas Storage LLC

Electric Transmission
60% ownership
- ATC American Transmission Company

Office of the Chair

"Working together as a team, we will leverage the strengths of each individual as we write the next chapter of the company's growth, development and service to our customers."

- **Gale Klappa**, Executive Chairman





Scott Lauber
Senior Executive Vice President and Chief Operating Officer



Kevin Fletcher
President and CEO



Xia Liu
Executive Vice President and Chief Financial Officer

WEC Energy Group

Environmental, Social & Governance Focus

Carbon Goals	Met and exceeded our 2030 target in 2019. Set new goals to reduce carbon dioxide emissions from electric generation by 70% below 2005 levels by 2030 and to be net carbon neutral by 2050.
Methane Reduction Goal	Reduce the rate of methane emissions by 30% per mile from a 2011 baseline by 2030
15.7 million metric tons	Amount of combustion products for beneficial use provided over the past two decades
$1.9 billion	Planned utility renewable investments (2021-2025)
$2.2 billion	Planned investment in contracted energy infrastructure (2021-2025)
$20 million	Contributed by our companies and foundations to nonprofit organizations in 2019
42% diversity	Board of directors who are diverse based on gender and/or race
$282.6 million	Spent with certified minority-, women-, service disabled- and veteran-owned businesses in 2019
$124.4 million	Spent on energy efficiency and conservation in 2019

Carbon-Free Generation Currently Under Development



- Solar generation technology has improved in efficiency, become more cost-effective and complements our summer demand curve.
- Wisconsin Electric, Wisconsin Public Service and Madison Gas & Electric are partnering on major solar initiatives.
- In addition, Wisconsin Electric is moving forward on two innovative renewable pilot programs for 185 MW of carbon-free generation.

Project	Utility	Location	Investment	Capacity*	Timing
Two Creeks Solar Project	WPS	Two Rivers, WI	$130M	100MW	In Service: November, 2020
Badger Hollow I Solar Park	WPS	Iowa County, WI	$130M	100MW	Targeted in-service: April, 2021
Badger Hollow II Solar Park	WE	Iowa County, WI	$130M	100MW	Targeted in-service: December, 2022

*Madison Gas & Electric will own an additional 50 MW at each site

Since 2010, Lithium-Ion Battery Prices Have Fallen Over 80%



Battery pack price (real 2019 $/kWh)
80%+
$1,183
$917
$721
$663
$588
$381
$293
$219
$180
$156
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019

Source: BloombergNEF

New Liquefied Natural Gas (LNG) Facilities

Taking steps to maintain reliable and affordable service for our customers

LNG provides a solution for Southeastern Wisconsin to meet peak customer demand on the coldest days of the year



- We Energies is seeking approval for two LNG facilities to address the need for additional natural gas supply in Wisconsin
- Total expected investment: $370 million
- If approved, construction is expected to begin fall of 2021
- Targeted in-service date: Late 2023

Project Highlights

Efficiency, Growth and Sustainability Progress



Electric Delivery Redesign / Resilience

- Addressing aging infrastructure
- Enhancing efficiencies and reducing operating costs
- Expect to spend $2.9 billion (2021-2025)



Natural Gas System Modernization

Illinois

- Expected replacement of 2,000 miles of piping for safety and reliability in Chicago
- Project $280-300 million annual average investment
- Illinois law authorizes rider through 2023

Wisconsin

- Increasing quantity and reliability of natural gas service in Southeastern Wisconsin


KILOWATTHOURS
240V3W • FM2S Kh7.2

Technology Enhancements

- Implementing advanced metering
- Installing new customer information system
- Project to spend $1.0 billion (2021 – 2025)

WEC Energy Group

Wind Infrastructure Investment Summary

Project	Developer	Location	Investment	Offtake Agreement	Closing Date	Capacity
Bishop Hill III Wind Energy Center	Invenergy	Henry County, Illinois	$166M for 90% ownership	WPPI Energy 22-years	80% on 8/31/18 Incremental 10% on 12/5/18	~132MW
Upstream Wind Energy Center	Invenergy	Antelope County, Nebraska	$307M for 90% ownership	Affiliate of Allianz 10-years	80% on 1/10/19 10% on 4/8/20	~200MW
Coyote Ridge Wind Farm	Avangrid Renewables	Brookings County, South Dakota	$145M for 80% ownership and 99% of tax benefits	Google Energy LLC 12-years	12/20/19	~97MW
Blooming Grove Wind Farm	Invenergy	McLean County, Illinois	$389M expected for 90% ownership	Verizon and Saint-Gobain North America 12-years	Projected: End of 2020	~250MW
Tatanka Ridge Wind Farm	Avangrid Renewables	Deuel County, South Dakota	$235M expected for 85% ownership and 99% of tax benefits	Google Energy 12-years Dairyland Power 10-years	Projected: Early 2021	~155MW
Thunderhead Wind Energy Center	Invenergy	Wheeler and Antelope Counties, Nebraska	$381M expected for 90% ownership	AT&T 12-years	Projected: 2021	~300MW

Projected Returns Higher than Regulated Business

$16.1 billion projected capital spend from 2021-2025

Low-Risk Capital Plan Drives 5% to 7% EPS Growth


$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$-
$ In millions
2020
2021
2022
2023
2024
2025
$3,182
$655
$208
$156
$712
$480
$639
$332
$3,351
$588
$258
$99
$578
$695
$578
$555
$3,337
$400
$289
$107
$584
$619
$571
$767
$3,514
$400
$253
$93
$662
$542
$664
$900
$3,062
$400
$176
$96
$614
$585
$685
$506
$2,836
$400
$144
$92
$616
$582
$652
$350
Energy Infrastructure
ATC Investment 1
MERC/MGU
Illinois
WI/MI Gas Delivery 2,3
WI/MI Electric Delivery 3
WI/MI Generation 3,4

Depreciation at the utilities expected to average $1.1 billion annually, and $132 million at ATC, over the 2021-2025 period

1) ATC is accounted for using the equity method; this represents WEC's portion of the investment
2) Gas delivery includes capital spend at Bluewater
3) Includes UMERC
4) Generation includes capital spend at We Power

By Company

Capital Plan Projections *($ in millions)*

	2020	2021	2022	2023
Wisconsin Electric	$678.2	$933.5	$1,032.0	$1,375.3
Wisconsin Gas	$169.9	$234.4	$256.2	$234.4
Wisconsin Public Service	$534.1	$578.8	$537.6	$443.8
Upper Michigan Energy Corp	$17.6	$16.7	$18.8	$16.7
Wisconsin Segment	**$1,399.8**	**$1,763.4**	**$1,844.6**	**$2,070.2**
Peoples Gas	$650.1	$509.5	$517.2	$598.6
North Shore Gas	$56.5	$64.4	$64.6	$62.3
Illinois Segment	**$706.6**	**$573.9**	**$581.8**	**$660.9**
Minnesota Energy Resources Corp	$90.4	$58.8	$49.2	$48.3
Michigan Gas Utilities	$64.2	$39.6	$57.6	$44.2
Other States Segment	**$154.6**	**$98.4**	**$106.8**	**$92.5**
WE Power	$14.3	$26.1	$99.2	$32.2
Infrastructure Investments*	$675.5	$613.9	$405.7	$401.9
Nonutility Energy Infrastructure	**$689.8**	**$640.0**	**$504.9**	**$434.1**
Corporate and Other	**$22.7**	**$17.1**	**$10.1**	**$3.7**
Total	**$2,973.5**	**$3,092.8**	**$3,048.2**	**$3,261.4**

* Infrastructure investments include capital spend at Bluewater

Composition of Asset Base

Total 2019 Average Asset Base of $21.4 billion

Company	Asset Base - $B	% of Total
Wisconsin Electric	$6.3	29.4%
Wisconsin Gas	1.5	7.0
Wisconsin Public Service	3.4	15.9
Upper Michigan Energy Resources	0.4	1.9
Peoples Gas	3.0	14.0
North Shore Gas	0.3	1.4
Minnesota Energy Resources	0.3	1.4
Michigan Gas Utilities	0.3	1.4
We Power	3.0	14.0
Bluewater	0.2	1.0
WEC Infrastructure	0.4	1.9
American Transmission Company	2.3	10.7
Total	**$21.4**	**100%**

Note: We Power value represents investment book value

Power the Future Investments[1]

	Natural Gas	Coal
Capacity	1,090 MW	1,030 MW [2]
Investment	$664 million	$2 billion [2]
ROE	12.7%	12.7%
Equity	53%	55%
In Service Dates	Unit 1 – July 2005 Unit 2 – May 2008	Unit 1 – February 2010 Unit 2 – January 2011
Lease Terms	25 years	30 years
Cost Per Unit of Capacity	$609/kW	$1,950/kW

1. PTF provides approximately $200 million in positive cash flow annually.
2. All capacity and investment amounts reflect WEC ownership only.
   Demonstrated capacity for the coal units is 1,056 MW – value shown in table is amount guaranteed in lease agreement.

Balance Sheet Remains Strong

Funds from Operations/Debt


19.0%
18.0%
17.0%
16.0%
15.0%
14.0%
13.0%
12.0%
11.0%
10.0%
18.5%
16-18%
2019
2020-2025E

Holding Company Debt to Total Debt


30%
25%
20%
15%
10%
28%
Goal of 30% or Less
2019
2020-2025E

Electric and Gas Utilities Credit Ratings Distribution*


Utilities
150
125
100
75
50
25
0
AA - A
A-
BBB+
BBB
BBB-
Below Investment Grade

Utility	Rating
Wisconsin Electric	A-
Wisconsin Gas	A
Wisconsin Public Service	A-
Peoples Gas	A-

*Source: S&P Global Ratings (January 31, 2020)

WEC Energy Group

Balanced Sales Mix

2019 Retail MWh Deliveries Mix*


Small C&I
35%
Large C&I
35%
Residential plus Farm
30%

35% Large C&I by Segment	
Paper	23%
Foundry (SIC 33)	11%
Mining/Minerals	11%
Food/Agriculture	9%
Other Manufacturing	8%
Metal (SIC 34,35,37)	7%
Medical	5%
Education	4%
Chemical	4%
Printing	3%
Office	2%
Other	13%

*Wisconsin segment includes Michigan electric and retail choice customers in the Upper Peninsula

Diverse Portfolio of Regulated Businesses


By Business
Gas Distribution 33%
FERC Regulated 14%
Electric Generation and Distribution 53%


By Jurisdiction
MI/MN 5%
IL 16%
FERC 14%
WI 65%

Based on 2019 average asset base.
Excludes wind investments in our Energy Infrastructure segment

Regulatory Environment

Wisconsin

- Governor Tony Evers (D)
- Commission
  - Gubernatorial appointment, Senate confirmation
  - Chairman: Gubernatorial appointment
  - 6-year staggered terms

Illinois

- Governor J.B. Pritzker (D)
- Commission
  - Gubernatorial appointment, Senate confirmation
  - Chairman: Gubernatorial appointment
  - 5-year staggered terms

Wisconsin Commissioners			
Name	**Party**	**Began Serving**	**Term Ends**
Rebecca Valcq *Chair*	D	01/2019	03/2025
Ellen Nowak	R	12/2018	03/2023
Tyler Huebner	D	03/2020	03/2021

Illinois Commissioners			
Name	**Party**	**Began Serving**	**Term Ends**
Carrie Zalewski *Chair*	D	03/2019	01/2024
Sadzi Martha Oliva	R	01/2017	01/2022
D. Ethan Kimbrel	D	01/2018	01/2023
Maria Soledad Bocanegra	I	04/2019	01/2023
Michael Carrigan	D	01/2020	01/2025

Rate-Making Parameters by Company

Utility	Equity Layer [1]	Authorized ROE
Wisconsin Electric	50.0%-55.0%	10.0%
Wisconsin Public Service	50.0%-55.0%	10.0%
Wisconsin Gas	50.0%-55.0%	10.2%
Peoples Gas	50.33%	9.05%
North Shore Gas	50.48%	9.05%
Minnesota Energy Resources	50.9%	9.7%
Michigan Gas Utilities	52%	9.9%
We Power	53%-55%	12.7%
American Transmission Company	50%	10.52%[2]

- Constructive regulatory environments
- Earnings sharing mechanism at all Wisconsin utilities

[1] Represents the equity component of capital; rates are set at the midpoint of any range
[2] Raised from 10.38% pursuant to FERC decision on May 21, 2020

Key Rate Making Components

Area	Illinois–Gas	Minnesota–Gas	Michigan–Electric & Gas	Wisconsin–Gas	Wisconsin–Electric
Gas Pipeline Replacement Rider	PGL				
Bad Debt Rider	✓				
Bad Debt Escrow Accounting				Residential	Residential
Decoupling	✓	✓			
Fuel Cost Recovery	1 for 1 recovery of prudent fuel costs				+/- 2% band
Manufactured Gas Plant Site Clean Up Recovery	✓	✓	✓	✓	N/A
Invested Capital Tax Rider	✓				
Forward-looking test years	✓	✓	✓	2 years	2 years
Gas Utility Infrastructure Cost Rider Surcharge		✓			
Earnings sharing				No sharing on first 25 bp above allowed ROE, 50/50 on next 50bp, 100% to customers beyond 75 bp	

WEC Energy Group

Industry Leading Total Shareholder Returns*

Over the past decade, WEC Energy Group has consistently delivered among the best total returns in the industry


400%
350%
300%
250%
200%
150%
100%
50%
0%
One-Year
Three-Year
Five-Year
Ten-Year
WEC Energy Group
Dow Jones Utilities
S&P Utilities
Philadelphia Utility
S&P Electric

* Total return including reinvested dividends for the periods ended December 31, 2019

Source: Bloomberg

Contact Information



M. Beth Straka

Senior Vice President – Investor Relations and Corporate Communications

Beth.Straka@wecenergygroup.com

414-221-4639



Ashley Knutson

Investor Relations Analyst

Ashley.Knutson@wecenergygroup.com

414-221-3339

WEC Energy Group

Reconciliation of Reported EPS (GAAP) to Adjusted EPS (Non-GAAP)

	2014	2015	2016	2017
Reported EPS – GAAP basis	$2.34	$2.59	$ 2.96	$ 3.79
Acquisition Costs	$0.39	$0.06	$ 0.01	–
Integrys Earnings		$(0.47)		
Impact of Additional Shares		$0.47		
Tax benefit related to Tax Cuts and Jobs Act of 2017	–	–	–	$ (0.65)
Adjusted EPS – Non-GAAP basis*	$2.73	$2.65	$ 2.97	$ 3.14

* WEC Energy Group has provided adjusted earnings per share (non-GAAP earnings per share) as a complement to, and not as an alternative to, reported earnings per share presented in accordance with GAAP. Adjusted earnings per share exclude, as applicable, (1) a one-time reduction in income tax expense related to a revaluation of our deferred taxes as a result of the Tax Cuts and Jobs Act of 2017; (2) costs related to the acquisition of Integrys Energy Group; (3) the results of operations of Integrys and its subsidiaries; and (4) the additional shares of WEC Energy Group common stock that were issued as part of the acquisition. None of these items are indicative of WEC Energy Group's operating performance. Therefore, WEC Energy Group believes that the presentation of adjusted earnings per share is relevant and useful to investors to understand the company's operating performance. Management uses such measures internally to evaluate the company's performance and manage its operations.